                                                                    Exhibit 10.2




                              AMENDED AND RESTATED
                              --------------------

                       ASSIGNMENT OF MANAGEMENT AGREEMENT
                       ----------------------------------

     This Amended and Restated Assignment of Management Agreement (the "Assignment") is made as of September 24, 1996 by and among MUTUAL BENEFIT CHICAGO MARRIOTT SUITE HOTEL PARTNERS, L.P., a Rhode Island limited partnership ("Borrower"), MARRIOTT INTERNATIONAL, INC., a Delaware corporation ("Manager"), and NATIONAL BANK OF CANADA ("Lender").

                                R E C I T A L S:
                                - - - - - - - -

     A. Borrower and Manager are parties to that certain Management Agreement (the "Management Agreement") dated as of June 12, 1989 pursuant to which Manager manages the hotel commonly known as the Chicago O'Hare Marriott Suites Hotel situated in Rosemont, Illinois (the "Hotel").

     B. Borrower and Lender previously entered into that certain Loan Agreement dated as of June 12, 1989 whereby Lender made a loan (the "Original Loan") to Borrower as evidenced by that certain Promissory Note Secured by Mortgage dated as of June 12, 1989, and having a maturity date of June 12, 1996 (the "Original Note").

     C. The Original Note was secured, in part, by that certain Leasehold Mortgage, Security Agreement and Assignment of Rents (the "Original Mortgage") granted by Borrower to Lender and recorded in the Recorder's Office for Cook County, Illinois (the "Recorder's Office") as Document No. 89266493, which Original Mortgage covered, among other security, Borrower's interest in the Hotel and Borrower's leasehold estate in the land under the Ground Lease.

     D. In order to induce Lender to make the Original Loan to Borrower, Manager entered into that certain Assignment of Management Agreement dated as of June 12, 1989 by and among Manager, Borrower and Lender.

     E. In accordance with that certain Amended and Restated Loan Agreement (the "Loan Agreement") of even date herewith between Borrower and Lender, Lender has made a loan to Borrower which is evidenced by an Amended and Restated Secured Promissory Note (the "Note") in the principal sum of Twenty Five Million Five Hundred Thousand and 00/100 Dollars ($25,500,000.00; sometimes referred to herein as the "Loan") with a scheduled maturity date of June 12, 2001.

     F. The Note is secured, in part, by that certain Amended and Restated Leasehold Mortgage (the "Mortgage") dated of even date herewith granted by Borrower to Lender and recorded on ____________, 1996 in the Recorder's Office as Document No. ____________, which Mortgage covers, among other security, Borrower's interest in the Hotel and Borrower's leasehold estate in the land under the Ground Lease.

     G. Manager desires that Lender make the Loan to Borrower and, as an inducement thereto, is willing to duly execute and deliver, and perform its obligations under, this Assignment.

     H. All capitalized terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

     NOW THEREFORE, in consideration of the above-recited matters and the mutual agreements herein, the parties hereto agree as follows:

     1.   Assignment.  Borrower hereby grants, transfers, and assigns to Lender
          ----------
all of its right, title, and interest in, to and under the Management Agreement.

     2.   Purpose of Assignment.  This Assignment is made for the purpose of
          ---------------------
securing:

          (a) payment of all indebtedness evidenced by the Note;

          (b) performance of and compliance with all of the terms, covenants, and conditions set forth herein, in the Note, the Mortgage, the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement);

          (c) payment of further advances, and interest thereon, which may be made by Lender to Borrower, whether or not Lender is obligated to make such advances; and

          (d) payment of all other sums agreed to be paid by Borrower herein or in the Note, the Mortgage, the Loan Agreement or any of the other Loan Documents.

     3.   Security Agreement.  This Assignment shall constitute a security
          ------------------
agreement within the meaning of the Illinois Uniform Commercial Code, and Borrower hereby grants to Lender a security interest in the Management Agreement.

     4.   Borrower's Covenants.  Borrower hereby covenants and agrees as
          --------------------
follows:

          (a) Borrower shall perform each and every obligation, covenant, and agreement of the Management Agreement to be performed by Borrower thereunder.

          (b) Borrower shall, at no cost or expense to Lender, enforce or secure the performance of each and every obligation, covenant, condition and agreement of the Management Agreement by the other parties thereto to be performed.

          (c) Borrower shall not modify, extend, or in any way alter the terms of the Management Agreement or accept a surrender or termination thereof, or waive, excuse, condone, or in any manner release or discharge any party thereto of or from the obligations, covenants, conditions, and agreements by such party to be performed thereunder, in the manner and at the place and time specified therein. Borrower hereby expressly releases, relinquishes, and surrenders unto Lender all its right, power, and authority, to amend, modify, cancel, terminate, or in any way alter the terms or provisions of the Management Agreement without the prior written consent of Lender.

          (d) Borrower shall not consent to any change of the name of the Hotel (except in connection with a change of the name of the Marriott Suites Hotel system) without the prior written consent of Lender.

          (e) At no cost or expense to Lender, Borrower shall appear in and defend any action or proceeding arising under, growing out of, or in any manner connected with the Management Agreement or the obligations, duties, or liabilities of any party thereto, and shall pay all costs and expenses of Lender, including attorneys' fees in any action or proceeding concerning the Management Agreement in which Lender may appear.

          (f) If Borrower fails to make any payment or to do any act as herein provided, then Lender shall have the right but without the obligation so to do and without notice to or demand on Borrower, and without releasing Borrower from any obligation hereof, to make such payment or do such act in such manner and to such extent as Lender may deem necessary to protect the security hereof, including, without limiting the generality of the foregoing, the right to appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Lender, to perform and discharge each and every obligation, covenant, and agreement of Borrower contained in the Management Agreement and in the exercise of any such rights or powers to pay necessary costs and expenses, employ counsel and incur and pay reasonable attorneys' fees.

          (g) Borrower shall pay all sums expended by Lender under the authority hereof, as provided in Section 12.4 of the Loan Agreement.

          (h) Upon Lender's request, Borrower shall transfer and assign to Lender any and all subsequent agreements that are entered into pursuant to, in replacement of or to serve substantially the same purpose as the Management Agreement upon the same or substantially the same terms and conditions as are contained in this Assignment, and to make, execute, and deliver to Lender, upon demand, any and all instruments that may be necessary therefor.

     5.   Status of Management Agreement.  Each of Manager and Borrower
          ------------------------------
represents and warrants that the Management Agreement has not been amended or modified and that no default exists under the Management Agreement and that no event has occurred or exists that, with notice or lapse of time or both, would constitute a default under the Management Agreement.

     6.   Limited License.  As long as no Event of Default has occurred under
          ---------------
the Note, the Mortgage, the Loan Agreement or any of the other Loan Documents, Borrower shall have the right to (a) exercise all of its rights under the Management Agreement, other than its rights to (i) amend, modify, cancel, terminate, or in any way alter the terms of the Management Agreement, or (ii) consent to a change of the name of the Hotel, and (b) collect all sums due under the Management Agreement, provided that any sums collected by Borrower or on Borrower's behalf shall be treated as Gross Revenues for purposes of the Loan Agreement and Borrower's rights with respect thereto shall be subject to Section 8 of the Loan Agreement and the other provisions of the Loan Documents.

     7.   Lender's Rights and Remedies.  Upon or at any time after any Event of
          ----------------------------
Default under the Note, the Mortgage, the Loan Agreement, or any of the other Loan Documents, Lender may exercise Borrower's rights to amend, modify or enforce the Management Agreement, exercise any of Borrower's rights or remedies thereunder and do any acts that Lender deems proper to protect the security hereof, in its own name sue for or otherwise collect and receive amounts due and payable to Borrower under the Management Agreement, including those past due and unpaid and apply the same, less costs and expenses of operation and collection, including reasonable attorneys' fees, to any indebtedness secured hereby, and in such order as Lender may determine. The exercise of any of the foregoing rights or remedies or the collection of such amounts and the application thereof as aforesaid, shall not cure or waive any default under the Note, the Mortgage, the Loan Agreement, or any of the other Loan Documents. Lender may exercise its rights under this Assignment as often as any Event of Default may occur. The exercise of such rights shall not constitute a waiver of any other remedies of Lender under the Note, the Mortgage, the Loan Agreement, or any of the other Loan Documents or law.

     8.   Limited Obligations of Lender.  Lender shall not be obligated to
          -----------------------------
Borrower or, unless Lender assumes Borrower's obligations under the Management Agreement, to Manager to perform or discharge, nor does it hereby undertake to perform or discharge, any obligation, duty, or liability under the Management Agreement or under or by reason of this Assignment, and Borrower shall and does hereby agree to indemnify and to hold Lender harmless of and from any and all liability, loss, or damage that it might incur under the Management Agreement or under or by reason of this Assignment and of and from any and all claims and demands whatsoever that may be asserted against it by reason of any alleged obligation or undertaking upon its part to perform or discharge any of the terms, covenants, or agreements contained in the Management Agreement; provided, however, that such indemnification shall exclude any such liability, loss, damage, claim or demand arising out of any wrongful or negligent act or omission of Lender, its agents or employees. Should Lender incur any such liability, loss, or damage under the Management Agreement or under or by reason of this Assignment, or in the defense of any such claim or demand, the amount thereof, including costs, expenses, and attorneys' fees, shall be secured hereby, and Borrower shall reimburse Lender therefor immediately upon demand.

     9.   Recognition/Nondisturbance of Management Agreement.  So long as the
          --------------------------------------------------
Management Agreement remains in effect, (a) Lender's right to enter and take physical possession of the Hotel, collect rents from the Hotel, assemble or sell any personalty located at or used in connection with the Hotel shall be subject to the terms of the Management Agreement and shall not otherwise interfere with the use or operation of the Hotel by Manager pursuant to the Management Agreement, and (b) Lender shall permit Manager to withdraw funds from the "Main Disbursing Account", the "General Investment Account" and the "FF&E Account" (as such terms are defined in the Loan Agreement) in accordance with the terms of the Management Agreement for the operation of the Hotel and other payments due and owing to Manager under the terms of the Management Agreement, notwithstanding the pledge of the foregoing accounts to Lender as security for the Loan.

     10.  Notice to Lender.  Manager shall deliver to Lender a copy of any
          ----------------
default notice given to Borrower under the Management Agreement contemporaneously with the delivery of any such notice to Borrower.

     11.  Lender's Right to Cure.  Manager grants to Lender the right, but not
          ----------------------
the obligation, to cure any default of Borrower under the Management Agreement before termination by Manager of the Management Agreement. Lender may cure such default within the grace period, if any, allowed to Borrower; provided, however, that in addition to such grace periods, if any, Lender shall have 30 days to cure monetary defaults and 60 days to cure non-monetary defaults; provided, further that if any such default is incapable of being cured, Manager will not terminate the Management Agreement as to Lender by reason of such default if Lender shall:

          (a) within 90 days after receipt of notice from Manager of such default, institute foreclosure of the Mortgage or otherwise enforce Lender's remedies thereunder and diligently prosecute such foreclosure or enforcement to conclusion; and

          (b) have cured and continue to cure respectively:

              (i) in a prompt manner all other defaults that may have arisen under the provisions of the Management Agreement before Lender institutes such foreclosure and enforcement remedies; and

              (ii) within the cure periods provided to Borrower in the Management Agreement, all defaults that arise during the pendency of such foreclosure and enforcement of remedies.

     12.  Acceptance of Lender's Performance.  Manager agrees to accept any
          ----------------------------------
payment or act from Lender with the same effect as if made or performed by Borrower provided such performance and payment is accomplished by Lender within the time periods required by the Management Agreement, as affected by Section 11 hereof.

     13.  Attornment Following Foreclosure.   Unless Borrower or Manager shall
          --------------------------------
have theretofore terminated the Management Agreement, and provided that Lender shall have assumed and performed all of Borrower's obligations and shall have cured all of Borrower's defaults under the Management Agreement pursuant to
Section 11 hereof, Manager shall attorn to and recognize Lender as successor to Borrower under the Management Agreement if Lender shall succeed Borrower in title to the Hotel through foreclosure or delivery of a deed in lieu of foreclosure, and Manager shall, in such event, continue to perform for Lender under, and be bound in all respects to Lender by, the Management Agreement.

     14.  Estoppel Certificates.  Manager shall, no later than 15 days after its
          ---------------------
receipt of a written request of Lender, execute an estoppel letter stating that:

          (a) the Management Agreement is in full force and effect and has not been modified, amended or assigned;

          (b) neither Manager nor, to the best of Manager's knowledge, Borrower is in default under any of the terms, covenants or provisions of the Management Agreement and Manager knows of no event that with the passage of time, the giving of notice, or both, would constitute a default under the Management Agreement;

          (c) Manager has not commenced any action or given or received any notice for the purpose of terminating the Management Agreement; and

          (d) all sums due and payable to the Manager under the Management Agreement have been paid in full;

or identifying such modification, amendment, assignment, default, event, action, notice or delinquency.

     15.  Termination of Assignment.  This Assignment is executed and delivered
          -------------------------
as collateral security and the execution and delivery hereof shall not in any way impair or diminish any obligation of Borrower under the Management Agreement and shall not impose any of such obligations on Lender. Upon the payment in full of all indebtedness secured hereby, this Assignment shall terminate, but the certificate of any officer of Lender showing any part of such indebtedness remaining unpaid shall be and constitute conclusive evidence of the validity, effectiveness, and continuing force of this Assignment, and any person may and is hereby authorized to rely thereon.

     16.  Successors and Assigns.  This Assignment shall be binding upon and
          ----------------------
inure to the benefit of Borrower and Lender and their successors and assigns; provided that Borrower shall not be permitted to assign its rights or obligations under this Assignment and any such purported assignment shall be void. The term "Management Agreement" as used herein means the Management Agreement hereby assigned and any extension or renewal thereof or any agreements entered into pursuant to, in replacement of or to serve substantially the same purpose as, the Management Agreement provided that Manager agrees that (i) the Management Agreement shall not be amended without the prior written consent of Lender, and (ii) the term "Management Agreement" shall not include any amendments entered into without such prior written consent of Lender.

     17.  Notices.  All notices, requests and demands to or upon the respective
          -------
parties hereto, to be effective, shall be in writing and shall be delivered by hand or sent by (x) mail (certified or registered, postage prepaid, return receipt requested), (y) by a nationally recognized overnight courier service, or
(z) by facsimile transmission (provided that the original of any notice sent by facsimile transmission shall be sent by a nationally recognized overnight courier service) and unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered if delivered by hand, or three Business Days (as defined in the Loan Agreement) following deposit if sent by certified or registered mail, or on the next Business Day following deposit with a nationally recognized overnight courier service, or upon receipt if sent by facsimile with an original by nationally recognized overnight courier service (provided that if said facsimile was received after 5:00 p.m. in the local time zone of the recipient on any Business Day, said notice shall not be deemed to have been received until the following Business Day), addressed in each case as follows, or to such address or other address as may be hereafter notified by such parties:

          Borrower:           Mutual Benefit Chicago Marriott Suite Hotel
                              Partners, L.P.
                               Host Marriott Corporation
                              10400 Fernwood Drive
                              Bethesda, Maryland 20817
                              Attention:  Law Department
                              Facsimile No.:  (301) 380-6332

          Lender:             National Bank of Canada
                              New York Branch
                              125 West 55th Street
                              New York, New York  10022
                              Attention:  LoriAnn Curnyn
                              Facsimile No.:  (212) 632-8775

          Manager:            Marriott International, Inc.
                              10400 Fernwood Road
                              Bethesda, Maryland  20058
                              Attention: Law Department/Hotel Operations
                              Facsimile No. : (301) 380-6727

          with a copy to:     Marriott Suites Hotel
                              6155 North River Road
                              Rosemont, Illinois  60018
                              Attention:  General Manager
                              Facsimile No.: (847) 696-2122

     18.  Governing Law.  This Assignment is governed by and shall be construed
          -------------
in accordance with the laws of the State of Illinois except to the extent preempted by United States federal law.

     19.  Counterparts.  This Assignment may be executed in any number of
          ------------
counterparts, each of which shall constitute an original but all of which, taken together, shall constitute one and the same instrument.

     IN WITNESS WHEREOF, each party hereto has duly executed and delivered this Assignment as of the day and year first above written.


                              BORROWER:
                              --------

                              MUTUAL BENEFIT CHICAGO MARRIOTT SUITE HOTEL
                              PARTNERS, L.P., a Rhode Island limited partnership

                              By: MOHS CORPORATION, a Delaware corporation, its General Partner


                                   By: /s/ Bruce D. Wardinski
                                      -----------------------------------------
                                      Its: Vice President
                                          -------------------------------------

                              MANAGER:
                              -------

                              MARRIOTT INTERNATIONAL, INC., a Delaware corporation


                              By: /s/ Robert B. Morris
                                 ----------------------------------------------
                                 Its: Vice President
                                     ------------------------------------------


                              LENDER:
                              ------

                              NATIONAL BANK OF CANADA


                              By: /s/ Lori Ann Curnyn
                                 ----------------------------------------------
                                 Its: Vice President
                                     ------------------------------------------